SUPPLEMENT TO THE FIDELITY LOW-PRICED STOCK FUND
SEPTEMBER 26, 1997 PROSPECTUS
Effective the close of business on April 3, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on April 3, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by April 3, 1998; and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets
of at least    $500 million     invested in mutual funds and have
included the fund in their discretionary account program since April 3, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section on page 25.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section on page 25.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.